UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Cabela’s Incorporated (“Cabela’s”) filed its Form 10-K for the fiscal year ended December 30, 2006 with the Securities and Exchange Commission (“SEC”) on February 28, 2007. The Form 10-K incorporates by reference certain information from Cabela’s definitive Proxy Statement for the 2007 Annual Meeting of Shareholders (the “Proxy Statement”), which Cabela’s intends to file within 120 days of the end of fiscal 2006 in accordance with applicable SEC rules and regulations. Exhibit 99, which is incorporated herein by reference, includes certain information that Cabela’s intends to provide in its Proxy Statement for incorporation by reference in its Form 10-K for fiscal 2006.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

99	Information for Part III of Form 10-K for the fiscal year ended December 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: February 28, 2007	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Information for Part III of Form 10-K for the fiscal year ended December 30, 2006